================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): JULY 10, 2007 (JULY 3, 2007)

                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       000-21139                38-3185711
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309 (Address of Principal Executive Offices, including Zip Code)

                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

================================================================================

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 3, 2007, DURA Automotive Systems, Inc. (OTC: DRRAQ) entered into an asset purchase agreement with Atwood Acquisition Co., LLC for the sale of DURA's Atwood Mobile Products division, headquartered in Elkhart, Indiana. The agreement provides for the acquisition of Atwood Mobile Products for an aggregate potential cash consideration of $160.2 million. Closing of the transaction is subject to the approval of the United States Bankruptcy Court for the District of Delaware, which has jurisdiction over DURA's Chapter 11 reorganization proceedings; government regulatory approvals; and customary closing conditions. Further details regarding the terms of the transaction are contained in the July 5, 2007, press release attached hereto as Exhibit 99.1 and the agreement attached hereto as Exhibit 99.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DURA AUTOMOTIVE SYSTEMS, INC.


Date: July 10, 2007                     By: /s/ David L. Harbert
                                            ------------------------------------
                                            David L. Harbert
                                            Vice President,
                                            Chief Financial Officer
                                            (principal accounting and
                                            financial officer)

                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION
-----------   -----------
99.1          Press release dated July 5, 2007, announcing that the DURA
              Automotive Systems, Inc. (OTC: DRRAQ) entered into an asset purchase agreement with Atwood Acquisition Co., LLC for the sale of DURA's Atwood Mobile Products division, headquartered in
              Elkhart, Indiana.

99.2          ASSET PURCHASE AGREEMENT, dated as of July 3, 2007, by and between
              ATWOOD ACQUISITION CO. LLC as Purchaser and ATWOOD MOBILE
              PRODUCTS, INC. as Seller